SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 26, 2002

SAKS INCORPORATED
(Exact name of registrant as specified in its charter)

TENNESSEE (State or other jurisdiction of incorporation)	1-13113 (Commission File Number)	62-0331040 (IRS Employer Identification No.)
750 Lakeshore Parkway Birmingham, Alabama (Address of principal executive offices)	35211 (Zip Code)

Registrant's telephone number, including area code: (205) 940-4000

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Item 5.     Other Events.

              On July 26, 2002, Saks Incorporated and Household International announced a strategic alliance to operate Saks' private label credit card business. Pursuant to General Instruction F to
Form 8-K, the July 26, 2002 Press Release is incorporated herein by reference and is attached hereto as Exhibit 99.

Item 7.    Financial Statements and Exhibits.

             (c)    Exhibits.

                     The following exhibits are filed as a part of this report:

Exhibit
Number        Description

99                Press release dated July 26, 2002 re: Saks Incorporated Announces Strategic
                    Alliance with Household International

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                  SAKS INCORPORATED

Date: July 26, 2002                             __/s/Douglas E. Coltharp__________
                                                                  Douglas E. Coltharp
                                                                  (Printed)

                                                                  Executive Vice President and Chief
                                                                  Financial Officer
                                                                  (Title)